KEMPER NATIONAL TAX-FREE INCOME SERIES ("NATIONAL TRUST"):
                  Kemper Municipal Bond Fund ("Municipal Fund")
          Kemper Intermediate Municipal Bond Fund ("Intermediate Fund")

              KEMPER STATE TAX-FREE INCOME SERIES ("STATE TRUST"):
           Kemper California Tax-Free Income Fund ("California Fund")
              Kemper Florida Tax-Free Income Fund ("Florida Fund")
             Kemper New York Tax-Free Income Fund ("New York Fund")
                 Kemper Ohio Tax-Free Income Fund ("Ohio Fund")
                SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                              DATED JANUARY 1, 1999

The following disclosure replaces the relevant paragraph in the "Custodian, Transfer Agent, and Shareholder Services Agent" section of the Statement of Additional Information.

CUSTODIAN AND SHAREHOLDER SERVICE AGENT. State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, as custodian, has custody of all securities and cash of the Trusts. State Street attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Trusts. Investors Fiduciary Trust Company ("IFTC") 801 Pennsylvania Avenue, Kansas City, Missouri 64105, is also the Trusts' transfer agent and dividend-paying agent. Pursuant to a services agreement with IFTC, Kemper Service Company ("KSvC"), an affiliate of Scudder Kemper, serves as "Shareholder Service Agent" of each Trust and, as such, performs all of IFTC's duties as transfer agent and dividend paying agent. IFTC receives as transfer agent, and pays to KSvC as follows: prior to January 1, 1999, annual account fees at a maximum rate of $8 per account plus account set up, transaction and maintenance charges, annual fees associated with the contingent deferred sales charge (Class B only) and out-of-pocket expense reimbursement and effective January 1, 1999, annual account fees of $14.00 ($23.00 for retirement accounts) plus account set up charges, annual fees associated with the contingent deferred sales charges (Class B shares only), an asset based fee of 0.02% and out-of-pocket expense reimbursement. For the National Trust for the fiscal year ended September 30, 1998, IFTC remitted shareholder service fees in the amount of $1,488,000 to KSvC as Shareholder Service Agent. For the State Trust for the fiscal year ended August 31, 1998, IFTC remitted shareholder service fees in the amount of $546,000 to KSvC as Shareholder Service Agent.



April 9, 1999